Exhibit 25.01
____________________________________________________________________________
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                     __________________________________

                                  FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
               OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

  Check if an Application to Determine Eligibility of a trustee Pursuant to
                             Section 305(b) ____

                       BANK OF MONTREAL TRUST COMPANY
            (Exact name of trustee as specified in its charter)

               New York                                      13-4941093
 (Jurisdiction of incorporation or organization           (I.R.S. employer
      if not a U.S. national bank)                       identification no.)

           Wall Street Plaza
           88 Pine Street
          New York, New York                                   10005
 (Address of principal executive offices)                    (Zip code)

                             Mark F. McLaughlin
                       Bank of Montreal Trust Company
                            Wall Street Plaza,
                              88 Pine Street,
                            New York, NY  10005
                               (212) 701-7652
         (Name, address and telephone number of agent for service)
                    ____________________________________

                         ENTERGY MISSISSIPPI,  INC.
            (Exact name of obligor as specified in its charter)

            Louisiana                                      64-0205830
 (State or other jurisdiction of                        (I.R.S. employer
 incorporation or organization)                       identification number)

      639 Loyola Avenue
      New Orleans, Louisiana                                 70113
(Address of principal executive offices)                   (Zip code)
                   ______________________________________

                    General and Refunding Mortgage Bonds
                      (Title of indenture securities)

____________________________________________________________________________
____________________________________________________________________________

Item 1.        General Information.

          Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

                         Federal Reserve Bank of New York
                         33 Liberty Street, New York N.Y. 10045

                         State of New York Banking Department
                         2 Rector Street, New York, N.Y. 10006

     (b)  Whether it is authorized to exercise corporate trust powers.

               The trustee is authorized to exercise corporate trust powers.

Item 2.        Affiliations with the Obligor.

           If the obligor is an affiliate of the trustee, describe each such affiliation.

               The obligor is not an affiliate of the trustee.

Item 16.       List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility.

          A. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118

          B.    Copy  of  the  existing By-Laws of Bank  of  Montreal  Trust
          Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-46118

          C. The consent of the trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118

          D. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D"



                                 SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 21st day of September 1998.

                       BANK OF MONTREAL TRUST COMPANY



                          By /s/ Therese Gaballah
                              Therese Gaballah
                      Vice President and Trust Officer

                                                        EXHIBIT "D"
                         STATEMENT OF CONDITION
                     BANK OF MONTREAL TRUST COMPANY
                                NEW YORK
                    _________________________________

ASSETS

Due From Banks                                         $   677,400

Investment Securities:
     State & Municipal                                  16,513,582
     Other                                                     100
                                                       -----------
          Total Securities                              16,513,682

Loans and Advances
     Federal Funds Sold                                 20,900,000
     Overdrafts                                             12,169
                                                       -----------
          Total Loans and Advances                      20,912,169

Investment in Harris Trust, NY                           8,725,608
Premises and Equipment                                     475,614
Other Assets                                             2,636,845
                                                       -----------
                                                        11,838,067
                                                       -----------

          TOTAL ASSETS                                 $49,941,318
                                                       ===========
LIABILITIES

Trust Deposits                                          $8,191,549
Other Liabilities                                       16,944,443
                                                       -----------
          TOTAL LIABILITIES                             25,135,992

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
     Fully Paid - 10,000 Shares of $100 Each             1,000,000
Surplus                                                  4,222,188
Retained Earnings                                       19,605,350
Equity - Municipal Gain/Loss                               (22,212)
                                                       -----------
          TOTAL CAPITAL ACCOUNTS                        24,805,326
                                                       -----------
          TOTAL LIABILITIES
          AND CAPITAL ACCOUNTS                         $49,941,318
                                                       ===========
     I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                         Mark F. McLaughlin
                         June 30, 1998

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                         Sanjiv Tandon
                         Kevin O. Healy
                         Steven R. Rothbloom